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                                                                    EXHIBIT 10.2

                                                        As of June 30, 2003

Selective Insurance Company of America
Selective Insurance Group, Inc.
40 Wantage Avenue
Branchville, NJ 07890-1000

         RE: Loan Facility

Ladies and Gentlemen:

         State Street Bank and Trust Company (the "Bank") has made available to Selective Insurance Company of America, a corporation organized under the laws of New Jersey (the "Company") and Selective Insurance Group, Inc., a corporation organized under the laws of New Jersey (the "Parent") (collectively, the Company and the Parent are hereinafter referred to as the "Borrower") an aggregate $25,000,000 revolving line of credit (as decreased pursuant to the terms hereof, the "Line of Credit") as described in a letter agreement dated March 3, 1997 (as amended, the "Letter Agreement"). All obligations of the Borrower arising under the Line of Credit are evidenced by a promissory note in the original principal amount of $25,000,000 dated March 3, 1997 made by the Borrower to the order of the Bank (as amended, the "Note").

         The Borrower has requested, and the Bank has agreed pursuant to the terms hereof, to extend the Revolving Maturity Date, as defined in the Letter Agreement, as set forth hereinbelow. The Borrower and the Bank have also agreed to decrease the amount of the Line of Credit to $20,000,000 and to make certain other amendments to the terms of the Letter Agreement and Note as set forth hereinbelow. Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Bank hereby agree as follows:

         I.       Amendments to Letter Agreement

         1. The Letter Agreement is hereby amended by deleting the following wherever it may appear: "$25,000,000" and substituting, in each instance, the following therefor: "$20,000,000".

         2. Section 1 of the Letter Agreement is hereby amended by deleting the following therefrom: "June 30, 2003" and substituting the following therefor: "June 28, 2004". All references to "Revolving Maturity Date" in the Letter Agreement or any related document shall hereafter be deemed to refer to June 28, 2004.

         3. Section 4 of the Letter Agreement is hereby amended by restating the first sentence thereof to read in its entirety as follows:



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Selective Insurance Group, Inc.
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         "Principal on each outstanding Revolving Loan shall bear interest as selected by the applicable Borrower at either (a) a floating rate equal to the Bank's Prime Rate (Revolving Loans bearing interest at such rate, "Prime Rate Loans"), (b) the Adjusted Libor Rate plus 65 basis points (Revolving Loans bearing interest at such rate, "Libor Rate Loans") or (c) a money market rate quoted by the Bank for the amount and duration of the requested Revolving Loan plus 65 basis points (each such rate, a "Money Market Rate") (Revolving Loans bearing interest at such money market rate, "Money Market Loans")."

         4. Section 8(a) of the Letter Agreement is hereby amended by restating such Section 8(a) to read in its entirety as follows:

         "a)      To comply with the following financial covenants:

                  (i) to maintain a ratio of Consolidated Indebtedness to Capital of not more than 0.35 to 1.00 at all times; and

                  (ii) the Combined Statutory Capital and Surplus of the Insurance Subsidiaries, as of the last day of any fiscal quarter, will not be less than $365,000,000;"

         5. Section 12 of the Letter Agreement is hereby amended by replacing the notice address of the Bank with the following notice address:

         "State Street Bank and Trust Company, Lafayette Corporate Center, 2 Avenue de Lafayette, LCC 2N, Boston, Massachusetts 02111 Attn: Edward
         M. Anderson, Vice President"

         6. Section 14 of the Letter Agreement is hereby amended by restating the definitions of "Capital" and "Indebtedness" in their entirety as follows:

         ""Capital" shall mean, as of any date of determination, Consolidated Net Worth as of such date, plus Consolidated Indebtedness as of such date (but excluding therefrom the portion, if any, of the aggregate redemption value of Trust Preferred Securities that exceeds fifteen percent (15%) of Capital as of such date), plus the aggregate redemption value of Trust Preferred Securities."

         ""Indebtedness" shall mean, with respect to any person or entity (without duplication), (i) all indebtedness and obligations of such person or entity for borrowed money or in respect of loans or advances of any kind, (ii) all obligations of such person or entity


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         evidenced by notes, bonds, debentures or similar instruments, (iii) all reimbursement obligations of such person or entity with respect to surety bonds, letters of credit and bankers' acceptances (in each case, whether or not drawn or matured and in the stated amount thereof), (iv) all obligations of such person or entity to pay the deferred purchase price of property or services, (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person or entity, (vi) all obligations of such person or entity as lessee under leases that are or are required to be, in accordance with generally accepted accounting principles, recorded as capital leases, to the extent such obligations are required to be so recorded, (vii) all Disqualified Capital Stock issued by such person or entity, with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any (for purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this letter agreement, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the board of directors or other governing body of the issuer of such Disqualified Capital Stock), (viii) the net termination obligations of such person or entity under any interest or foreign currency rate swap, cap, collar, option, hedge, forward rate or other similar agreement or arrangement designed to protect against fluctuations in interest rates or currency exchange rates, calculated as of any date as if such agreement or arrangement were terminated as of such date, (ix) all Contingent Obligations of such person or entity and (x) all indebtedness referred to in clauses (i) through (ix) above secured by any lien on any property or asset owned or held by such person or entity regardless of whether the indebtedness secured thereby shall have been assumed by such person or entity or is nonrecourse to the credit of such person or entity."

         7. Section 14 of the Letter Agreement is hereby further amended by inserting the following new definitions of "Combined Statutory Capital and Surplus", "Consolidated Indebtedness", "Consolidated Net Worth", "Contingent Obligation", "Disqualified Capital Stock", "Insurance Subsidiary", and "Trust Preferred Securities", in proper alphabetical order therein:

         ""Combined Statutory Capital and Surplus" shall mean, as to all Insurance Subsidiaries, as of any date, the aggregate of the amounts shown for each such Insurance Subsidiary on line 35, column 1, page 3 of the Annual Statement of such Insurance Subsidiary, or the

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As of June 30, 2003
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         sum of amounts determined in a consistent manner for any date other than one as of which an Annual Statement is prepared."

         ""Consolidated Indebtedness" shall mean, as of any date of determination, the aggregate (without duplication) of all Indebtedness (whether or not reflected on the Parent's or any Subsidiary's balance sheet) of the Parent and its Subsidiaries as of such date, determined on a consolidated basis in accordance with generally accepted accounting principles, excluding reimbursement obligations in respect of letters of credit issued for the benefit of any Insurance Subsidiary or the Parent in the ordinary course of its business to support the payment of obligations arising under insurance and reinsurance contracts and similar swap agreements, but only in each case to the extent such letters of credit (i) are not drawn upon and (ii) are collateralized by cash or cash equivalents; provided, that the aggregate redemption value of all Trust Preferred Securities shall be included in Consolidated Indebtedness, without duplication, to the extent such aggregate redemption value exceeds fifteen percent (15%) of Capital."

         ""Consolidated Net Worth" shall mean, as of any date of determination, the net worth of the Parent and its Subsidiaries as of such date, determined on a consolidated basis in accordance with generally accepted accounting principles, excluding any Disqualified Capital Stock."

         ""Contingent Obligation" shall mean, with respect to any person or entity, any direct or indirect liability of such person or entity with respect to any Indebtedness, liability or other obligation (the "primary obligation") of another person or entity (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or provide funds
         (i) for the payment or discharge of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor,
         (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Parent and its Subsidiaries, the term Contingent Obligation shall not include endorsements for collection or deposit in the ordinary course of business."

         ""Disqualified Capital Stock" shall mean, with respect to any person or entity, any capital stock (or equivalent partnership, membership or other equity interests, units, rights,

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Selective Insurance Group, Inc.
As of June 30, 2003
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         options or equivalents) of such person or entity that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise,
         (i) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, (ii) is redeemable or subject to any mandatory repurchase requirement at the sole option of the holder thereof, or (iii) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (a) debt securities or (b) any capital stock (or such equivalent interest) referred to in (i) or (ii) above, in each case under (i), (ii) or (iii) above at any time on or prior to the Revolving Maturity Date; provided, however, that only the portion of such capital stock (or such equivalent interest) that so matures or is mandatorily redeemable, is so redeemable at the option of the holder thereof, or is so convertible or exchangeable on or prior to such date shall be deemed to be Disqualified Capital Stock."

         ""Insurance Subsidiary" shall mean any direct or indirect Subsidiary of the Parent the ability of which to pay dividends is regulated by an insurance regulatory authority or that is otherwise required to be regulated thereby in accordance with the applicable requirements of law of its jurisdiction of domicile, and shall mean and include, without limitation, the Company, Selective Way Insurance Company, Selective Insurance Company of South Carolina, Selective Insurance Company of the Southeast, and Selective Insurance Company of New York."

         ""Trust Preferred Securities" shall mean any preferred securities issued or hereafter issued by a Delaware statutory business trust of which the Parent is the grantor, the proceeds of which are or have been used principally to purchase debentures issued or hereafter issued by the Parent."

         II.      Amendments to Note

         The Note is hereby amended by deleting the following therefrom:
"$25,000,000" and "Twenty Five Million Dollars ($25,000,000)" and substituting the following, respectively, therefor: "$20,000,000" and "Twenty Million Dollars ($20,000,000)".

         III.     Miscellaneous

            1. As amended hereby, all terms and conditions of the Letter Agreement and Note remain in full force and effect and are ratified and affirmed as of the date hereof and extended to give effect to the terms hereof.

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         2.       Each Borrower represents and warrants to the Bank as follows:
(a) no Event of Default has occurred and is continuing on the date hereof under the Letter Agreement or the Note; (b) each of the representations and warranties of the Borrowers contained in Paragraph 9 of the Letter Agreement is true and correct in all material respects on and as of the date of this letter amendment;
(c) the execution, delivery and performance of each of this letter amendment, the Letter Agreement, as amended hereby, and the Note, as amended hereby (collectively, the "Amended Documents") (i) are, and will be, within its corporate power and authority, (ii) have been authorized by all necessary corporate proceedings, (iii) do not, and will not, require any consents or approvals including from any governmental authority other than those which have been received, (iv) will not contravene any provision of, or exceed any limitation contained in, the charter documents or by-laws or other organizational documents of such Borrower or any law, rule or regulation applicable to such Borrower, (v) do not constitute a default under any other agreement, order or undertaking binding on such Borrower; (d) each of the Amended Documents constitutes the legal, valid, binding and enforceable obligation of such Borrower, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles; and (e) if the proceeds of any Revolving Loan are utilized to finance the purchase of the stock of the Parent, such use will be in compliance with Regulations U and X of the Board of Governors of the Federal Reserve System.

         3. This letter amendment shall constitute an agreement executed under seal to be governed by the laws of The Commonwealth of Massachusetts.

         4. This letter amendment may be executed in counterparts each of which shall be deemed to be an original document.

                                        Sincerely,

                                        STATE STREET BANK AND TRUST COMPANY

                                        By: /s/ Edward M. Anderson
                                            ----------------------
                                            Edward M. Anderson
                                            Vice President

Acknowledged and accepted:

SELECTIVE INSURANCE COMPANY OF AMERICA

By: /s/ Gregory E. Murphy
    ---------------------
Name: Gregory E. Murphy
Title: Chairman, President and
       Chief Executive Officer

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Selective Insurance Group, Inc.
As of June 30, 2003
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By: /s/ Dale A. Thatcher
    --------------------
Name: Dale A. Thatcher
Title: Executive Vice President
       Chief Financial Officer and Treasurer

SELECTIVE INSURANCE GROUP, INC.

By: /s/ Gregory E. Murphy
    ----------------------
Name: Gregory E. Murphy
Title: Chairman, President and
       Chief Executive Officer

By: /s/ Dale A. Thatcher
    ---------------------
Name: Dale A. Thatcher
Title: Executive Vice President
       Chief Financial Officer and Treasurer

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